SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                         SEC File 33-14943 and 811-7881

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  |_|
         Pre-Effective Amendment No.                                     |_|
                                     -------
         Post-Effective Amendment No.   4                                |X|
                                     -------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          |X|
         Amendment No.    6
                       ----

                        (Check appropriate box or boxes.)

                               Brazos Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                          5949 Sherry Lane, Suite 1560
                               Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

                  with a copy of communications to:

                            Audrey C. Talley, Esquire
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496

        Registrant's Telephone Number, including Area Code (214) 365-5200

     Dan L. Hockenbrough, 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225
                     (Name and Address of Agent for Service)

         Approximate Date of Proposed Public Offering: Upon effective date of this registration statement It is proposed that this filing will become effective (check appropriate box)

         |_| immediately upon filing pursuant to paragraph (b)
         |_| on             pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(1)
         |_| on             pursuant to paragraph (a)(1)
         |_| 75 days after filing pursuant to paragraph (a)(2)
         |X| on December 31, 1998, pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of Securities Being Registered:  Shares of Beneficial Interest

                                TABLE OF CONTENTS


Part A   INFORMATION REQUIRED IN A PROSPECTUS

Part B   INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Part C   OTHER INFORMATION

                            FORM N-1A CROSS REFERENCE

PART A INFORMATION REQUIRED IN A PROSPECTUS
     Form N-1A
     Item Number                                                                          Location in Prospectus
     -----------                                                                          ----------------------
      Item 1.         Front and Back Cover Pages..................................  Front Cover Page; Back Cover Page

      Item 2.         Risk/Return Summary:  Investments, Risks and Performance....  Front Cover Page; Brazos Micro Cap Growth
                                                                                    Portfolio; Brazos Small Cap Growth
                                                                                    Portfolio; Brazos Real Estate Securities
                                                                                    Portfolio; Brazos Growth Portfolio; Risk and
                                                                                    Reward Elements; Year 2000

      Item 3.         Risk/Return Summary:  Fee Table.............................  Brazos Micro Cap Growth Portfolio; Brazos
                                                                                    Small Cap Growth Portfolio; Brazos Real
                                                                                    Estate Securities Portfolio; Brazos Growth
                                                                                    Portfolio; Year 2000

      Item 4.         Investment Objectives, Principal Investment Strategies, and   Front Cover Page; Brazos Micro Cap Growth
                      Related Risks...............................................  Portfolio; Brazos Small Cap Growth
                                                                                    Portfolio; Brazos Real Estate Securities
                                                                                    Portfolio; Brazos Growth Portfolio; Risk and
                                                                                    Reward Elements; Year 2000

      Item 5.         Management's Discussion of Fund Performance.................  Information About the Adviser

      Item 6.         Management, Organization, and Capital Structure.............  Information About the Adviser

      Item 7.         Shareholder Information.....................................  Valuation of Fund Shares; Dividends, Capital
                                                                                    Gains Distributions and Taxes; Purchase of
                                                                                    Shares; Redemption of Shares; Retirement
                                                                                    Plans

      Item 8.         Distribution Arrangements...................................  Not Applicable

      Item 9.         Financial Highlights Information............................  Financial Highlights



PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
      Form N-1A                                                                     Location in Statement
      Item Number                                                                   of Additional Information
      -----------                                                                   -------------------------
       Item 10.         Cover Page and Table of Contents..........................  Cover Page; Table of Contents

       Item 11.         Fund History..............................................  About the Brazos Mutual Funds

       Item 12.         Description of the Fund and Its Investments and Risks.....  Investment Objectives and
                                                                                    Policies; Investment Limitations

       Item 13.         Management of the Fund....................................  Management of the Funds

       Item 14.         Control Persons and Principal Holders of Securities.......  Management of the Fund

       Item 15.         Investment Advisory and Other Services....................  Investment Adviser and Other
                                                                                    Services

       Item 16.         Brokerage Allocation and Other Practices..................  Portfolio Transactions

       Item 17.         Capital Stock and Other Securities........................  Description of Shares and Voting Rights

       Item 18.         Purchase, Redemption and Pricing of Shares................  Purchase of Shares; Redemption of Shares; Other
                                                                                    Shareholder Services

       Item 19.         Taxation of the Fund......................................  Other Dividends, Capital Gains and Taxes

       Item 20.         Underwriters..............................................  Management of the Fund

       Item 21.         Calculation of Performance Data...........................  Performance Calculations

       Item 22.         Financial Statements......................................  Financial Statements

PART C OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.
         Form N-1A
        Item Number
         Item 23.   Exhibits
         Item 24.   Persons Controlled by or Under Common Control with the Fund
         Item 25.   Indemnification
         Item 26.   Business and Other Connections of Investment Adviser
         Item 27.   Principal Underwriters
         Item 28.   Location of Accounts and Records
         Item 29.   Management Services
         Item 30.   Undertakings

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor is it meant to solicit an offer to buy these securities in any state where the offer or sale is not permitted.

--------------------------------------------------------------------------------
                               BRAZOS MUTUAL FUNDS
--------------------------------------------------------------------------------

                                   PROSPECTUS
                                DECEMBER 31, 1998

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
BRAZOS Micro Cap Growth Portfolio                           Micro Capitalization
                                                                    Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BRAZOS Small Cap Growth Portfolio                           Small Capitalization
                                                                    Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BRAZOS Real Estate Securities Portfolio                          Real Estate
                                                              Growth and Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BRAZOS Growth Portfolio                                            Growth
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. It is a crime for anyone to tell you otherwise.

Transfer Agent:
Firstar Mutual Fund Services, LLC                   615 East Michigan Street,
Telephone:  1-800-426-9157                          Milwaukee, WI 53202-5207
                                                    Website:  www.brazosfund.com

                                    CONTENTS

Investment Objective
Investment Policies      Brazos Micro Cap Growth Portfolio................... 2
Investment Suitability
Risk Considerations      Brazos Small Cap Growth Portfolio................... 2
Past Performance
Investor Expenses        Brazos Real Estate Securities Portfolio............. 6

                         Brazos Growth Portfolio.............................10

Risk and Reward Elements.....................................................12

Information About the Adviser................................................14

Valuation of Fund Shares.....................................................15

Dividends, Capital Gains Distributions and Taxes.............................16

Purchase of Shares...........................................................17

Redemption of Shares.........................................................20

Retirement Plans.............................................................22

Year 2000....................................................................23

Financial Highlights.........................................................24

For More Information.........................................................25

--------------------------------------------------------------------------------
             BRAZOS MICRO CAP GROWTH PORTFOLIO
             BRAZOS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objectives of the Brazos Micro Cap Growth Portfolio ("Micro Cap") and the Brazos Small Cap Growth Portfolio ("Small Cap") are to provide maximum capital appreciation, while exposing shareholder principal to reasonable risk by investing primarily in micro and small capitalization companies, respectively.

INVESTMENT POLICIES

The majority of equity securities (65%) in each Portfolio will have market capitalizations as follows:

               -----------------------------------------------------
                               Market Capitalization Size
                               (at time of purchase)
               -----------------------------------------------------
                Micro Cap      $600 million(1) or lower
                Small Cap      Between $40 million and $1.2 billion
               -----------------------------------------------------
               (1) The $600 million target will fluctuate based on the smallest 10% of domestic securities in the Wilshire 5000 Index.

For both Portfolios, the remaining securities acquired may have market capitalizations that exceed the target capitalization. Micro Cap generally seeks investment in securities of companies with growth rates of 25%, average annual revenues under $500 million, and low debt levels. Small Cap generally seeks investment in securities of companies with growth rates above 20%, average annual revenues below $1 billion, above average return on equity, and low debt levels.

The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts
(ADRs). Investments in securities of foreign companies are expected to be less than 5% of each portfolio and would typically be made using ADRs. Most ADRs are traded on a U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of each portfolio under normal circumstances.

Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, leading products or services, and strong management. The possible investments are further filtered through the use of fundamental security analysis and valuation methods. JMIC believes that smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders.

INVESTMENT SUITABILITY
Micro Cap and Small Cap may be appropriate for investors who:
     o    are seeking long-term capital growth
     o    do not need current income
     o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and
     o are able to tolerate fluctuations in principal value of their investment

RISK CONSIDERATIONS

The value of investments in the Micro Cap and Small Cap Portfolios may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. JMIC seeks to manage this risk by investing across 10-12 sectors with no sector representing more than 25% of the value of each of the Portfolios. The value of each security at the time of acquisition is not expected to exceed 4% of the value of investments in either the Micro Cap or Small Cap Portfolios.

Small companies may have certain risks that their larger counterparts may not. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make it more difficult to sell. JMIC seeks to reduce this risk by limiting the Portfolios' holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last 7 business days. A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 15-16.

PAST PERFORMANCE

The table below compares the Small Cap's past performance to that of the Russell 2000 Index, a widely recognized unmanaged index of small stock performance. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. This table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. Past performance of the Micro Cap Portfolio is not shown as this portfolio is less than one year old.

Average annual total
return as of 12/31/97                                                          SINCE INCEPTION
                                1 YEAR       3 YEAR       5 YEAR      10 YEAR     (12/31/96)
---------------------------------------------------------------------------------------------
BRAZOS SMALL CAP GROWTH
    PORTFOLIO (after             54.5%         N/A          N/A          N/A         54.5%
       expenses)
---------------------------------------------------------------------------------------------
   RUSSELL 2000 INDEX
   (before expenses)
                                 22.4%        22.4%        16.4%        15.8%        22.4%
---------------------------------------------------------------------------------------------

PERFORMANCE BAR CHART

The bar chart below shows Small Cap's annual returns since inception. Similar to the table above, this bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. A performance bar chart of the Micro Cap Portfolio is not shown as this portfolio is less than one year old.

                       Total Annual Return as of 12/31/97
                Small Cap Growth Portfolio       1997: 54.5%

                    [GRAPHIC OMITTED - PERFORMANCE BAR CHART]
                      Best Quarter:  Q2 1997        25.00%
                      Worst Quarter: Q4 1997        -1.56%

      The Portfolio's year-to-date annual return as of 8/31/98 was -12.37%

INVESTOR EXPENSES

The Portfolios have no sales, redemption, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. The expenses you should expect to pay as an investor in each of the Portfolios are shown below.

                                            Micro Cap            Small Cap
Annual Fund Operating Expenses
(expenses that are deducted from    Without Fee Waiver(1)  Without Fee Waiver(1)
Portfolio assets)

Management fees                               1.20%                .90%
Marketing (12b-1) fees                         None                None
Other expenses                                 .50%                .90%
                                              ----                -----
        Total operating expenses              1.70%               1.80%

(1)JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.60% for Micro Cap and 1.35% for Small Cap. This waiver is expected to continue until further notice.


                                             Micro Cap               Small Cap
Annual Fund Operating Expenses
(expenses that are deducted from           Actual Fees             Actual Fees
Portfolio assets)
Management fees                                1.10%                    .90%
Marketing (12b-1) fees                          None                    None
Other expenses                                  .50%                    .45%
                                               ----                    -----
        Total operating expenses               1.60%                   1.35%

The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolios' actual return and expenses will be different.


                            1 Year    3 Years   5 Years    10 Years
               Micro Cap     $173      $536       $923      $2,009
               Small Cap     $183      $566       $975      $2,116

--------------------------------------------------------------------------------
                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Brazos Real Estate Securities Portfolio ("Real Estate" or the "Portfolio") is to provide a balance of income and appreciation, while exposing shareholder principal to reasonable risk, by investing in companies engaged in the real estate industry.

INVESTMENT POLICIES

At least 65% of Real Estate's total assets will be invested in equity securities of companies principally engaged in the real estate industry. A company is considered "principally engaged in the real estate industry" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of various real estate. The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts (ADRs). Investments in securities of foreign companies are expected to be less than 5% of the portfolio and would typically be made using ADRs traded on an U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the portfolio under normal circumstances.

Real Estate generally seeks securities of companies with strong cash flow, management, dividend yield, dividend growth potential, and financial strength. The list of potential investments is further filtered through the use of fundamental security analysis and valuation methods.

JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders.

INVESTMENT SUITABILITY
Real Estate may be appropriate for investors who:
     o    are seeking long-term capital growth
     o    prefer some current income
     o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and
     o are able to tolerate fluctuations in the principal value of their investment

RISK CONSIDERATIONS

The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. JMIC seeks to manage this risk by investing across 10-12 property sectors with no sector representing more than 25% of the value of the Portfolio. The risk is also managed by investing in companies that provide geographic diversification. The value of each security at the time of acquisition is not expected to exceed 4% of the value of the Portfolio.

The Portfolio's performance will reflect not only the fundamentals of its underlying real estate assets, but also management's skill in managing those assets. The trading volume of small company real estate securities may make it more difficult to sell. JMIC seeks to reduce this risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last 7 business days. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 15-16.

PAST PERFORMANCE
The table below compares the Portfolio's past performance to that of the Wilshire REIT Index and the NAREIT Equity Index, both widely recognized unmanaged indices of publicly traded real estate securities. This table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.



   Average annual total                             SINCE INCEPTION
  return as of 12/31/97       1 YEAR     3 YEAR        (12/31/96)
----------------------------------------------------------------------
BRAZOS REAL ESTATE GROWTH
        PORTFOLIO             29.2%        N/A          29.2%
     (after expenses)
----------------------------------------------------------------------
      WILSHIRE REIT
          INDEX                19.7%      22.5%         19.7%
    (before expenses)
----------------------------------------------------------------------
   NAREIT EQUITY INDEX
    (before expenses)          20.3%      23.3%         20.3%
----------------------------------------------------------------------

PERFORMANCE BAR CHART
The bar chart below shows the Portfolio's annual returns since inception. Similar to the table above, this bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.

                        Total Annual Return as of 12/31/97
                Real Estate Securities Portfolio     1997: 29.2%

                    [GRAPHIC OMITTED - PERFORMANCE BAR CHART]
                          Best Quarter: Q3 1997 12.16%
                          Worst Quarter: Q4 1997 3.08%

      The Portfolio's year-to-date annual return as of 8/31/98 was -20.65%.

INVESTOR EXPENSES
Shares of the Portfolio that are held 90 days or more may be redeemed without cost. Shares of the Portfolio held less than 90 days will be subject to a 1% redemption fee which is retained by the Portfolio for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Portfolio, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. The Portfolio has no other sales, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. The expenses you should expect to pay as an investor in the fund are shown below.

                                               Real Estate
                                           Securities Portfolio
Annual Fund Operating Expenses
(expenses that are deducted from          Without Fee Waiver(1)
Portfolio assets)
Management fees                                    .90%
Marketing (12b-1) fees                             None
Other expenses                                     .93%
                                                  -----
        Total operating expenses                  1.83%

(1)JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.25%. This waiver is expected to continue until further notice.

                                               Real Estate
                                           Securities Portfolio
Annual Fund Operating Expenses
(expenses that are deducted from               Actual Fees
Portfolio assets)
Management fees                                    .90%
Marketing (12b-1) fees                             None
Other expenses                                     .35%
                                                  -----
        Total operating expenses                  1.25%

The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.

                        1 Year   3 Years    5 Years   10 Years
         Real Estate
          Securities     $186      $576      $990      $2,148
          Portfolio

An investor would pay the following expenses if he or she redeemed Portfolio shares held less than 90 days. This example uses the same hypothetical conditions as above, but also assumes the 1% redemption fee incurred by the investor if shares are redeemed within 90 days of the initial purchase.

                       90 Days
         Real Estate
          Securities     $146
          Portfolio

--------------------------------------------------------------------------------
                             BRAZOS GROWTH PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The investment objective of Brazos Growth Portfolio ("Growth") is to provide maximum capital growth by investing primarily in equity securities.

INVESTMENT POLICIES
Growth generally seeks securities of companies with growth rates above 20%, above average return on equity, and low debt levels.

The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Convertible securities include convertible preferred stock, convertible bonds, and American Depository Receipts
(ADRs). Investments in securities of foreign companies are expected to be less than 5% of the portfolio and would typically be made using ADRs. Most ADRs are traded on a U.S. stock exchange. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the portfolio under normal circumstances.

Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. Annual portfolio turnover may exceed 100% due to this policy. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders.

INVESTMENT SUITABILITY

The Growth Portfolio may be appropriate for investors who:
     o    are seeking long-term capital growth
     o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and
     o are able to tolerate fluctuations in principal value of their investment

RISK CONSIDERATIONS
The value of the Growth Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. JMIC seeks to manage this risk by investing across 10-12 sectors with no sector representing more than 25% of the value of the Portfolio. The value of each security is expected to less than 4% of the value of the Portfolio over the holding period of each security. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 15-16.

INVESTOR EXPENSES
The Growth Portfolio has no sales, redemption, exchange, or account fees with the exception of a $12.00 fee for each redemption made by wire. Additionally, some institutions may charge a fee if you buy through them. The expenses you should expect to pay as an investor in the fund are shown below, and are based on estimated amounts for the current fiscal year.


                                             Growth Portfolio
Annual Fund Operating Expenses
(expenses that are deducted from          Without Fee Waiver(1)
Portfolio assets)
Management fees                                    .90%
Marketing (12b-1) fees                             None
Other expenses                                     .45%
                                                  -----
        Total operating expenses                  1.35%

(1)JMIC currently waives the advisory fee to the extent total operating expenses exceed 1.35%. This waiver is expected to continue until further notice.

                                             Growth Portfolio
Annual Fund Operating Expenses
(expenses that are deducted from               Actual Fees
Portfolio assets)
Management fees                                    .90%
Marketing (12b-1) fees                             None
Other expenses                                     .45%
                                                  -----
        Total operating expenses                  1.35%

The example below shows what a shareholder could pay in expenses over time and is intended to help the investor compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (without fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.

                           1 Year    3 Years    5 Years   10 Years
               Growth       $137      $428        N/A        N/A

A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. A performance bar chart would give some indication of the risks of an investment in the Growth Portfolio by comparing the Portfolio's performance with a broad measure of market performance. There is no past performance table, performance bar chart or financial highlights for the Growth Portfolio as it is less than one year old.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up the Portfolios' overall risk and reward characteristics described under the Risk Considerations section for each Portfolio presented in this prospectus. It also outlines the Portfolios' policies toward various securities, including those that are designed to help each Portfolio manage risk. The following policies are not fundamental and the Trustees may change such policies without shareholder approval.

------------------------------------------------------------------------------------------------------------------------
Potential risks                           Potential rewards                        Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------

Market Conditions
o    A portfolio's share price and        o    Stocks and bonds have generally     o    Under normal circumstances each
     performance will fluctuate in             outperformed more stable                 portfolio plans to remain fully
     response to stock and bond market         investments (such as short-term          invested.
     movements.                                bonds and cash equivalents) over
                                               the long term.                      o    A portfolio seeks to limit risk
                                                                                        through diversification in a
                                                                                        large number of stocks.

Management Choices
o    A portfolio could underperform       o    A portfolio could outperform its    o    JMIC focuses on bottom-up
     its benchmark due to its asset            benchmark due to these same              research, fundamental security
     allocation and securities choices.        choices.                                 analysis and valuation methods
                                                                                        to enhance returns.

Short-Term Trading
o    Increased trading would raise the    o    A portfolio could realize gains     o    Each portfolio anticipates a
     portfolios' brokerage and related         in a short period of time.               portfolio turnover rate of
     costs.                                                                             approximately 150%.
                                          o    A portfolio could protect
o    Increased short-term capital              against losses if a stock is        o    Each portfolio generally avoids
     gains distributions would raise           overvalued and its value later           short-   term trading, except to
     shareholders' income tax liability.       falls.                                   take advantage of attractive or
                                                                                        unexpected opportunities or to
                                                                                        meet demands generated by
                                                                                        shareholder activity.

Real Estate Investment Trusts (REITs)
o    The value of a REIT is affected      o    Favorable market conditions
     by changes in the value of the            could generate gains or reduce
     properties owned by the REIT or           losses.
     securing mortgage loans held by
     the REIT.                            o    These investments may offer more    o    JMIC invests in companies that
                                               attractive yields or potential           provide geographic
o    A portfolio could lose money              growth than other securities.            diversification to limit risk.
     because of declines in the value
     of real estate, risks related to
     general and local economic
     conditions, overbuilding and
     increased competition.

Small Cap and Micro Cap Stocks
o    The Small Cap Growth and Micro       o    Securities of companies with        o    JMIC focuses on companies with
     Cap Growth Portfolios could lose          small and micro capitalizations          potential for strong growth in
     money because of the potentially          may have greater potential than          revenue, earnings and cash flow;
     higher risks of small companies           large cap companies to deliver           strong management; leading
     and price volatility than                 above-average growth rates that          products or services; and
     investments in general equity             may not have yet been recognized         potential for improvement.
     markets.                                  by investors.
                                                                                   o    35% of the Small Cap Growth and
o    The Micro Cap Growth Portfolio                                                     the Micro Cap Growth Portfolios
     may be unable to sell some of its                                                  may be invested in securities of
     securities and may be forced to                                                    larger capitalization companies.
     hold them if the securities are
     thinly traded.
------------------------------------------------------------------------------------------------------------------------

The following table indicates the maximum percentage, including temporary investments, each Portfolio may make:

------------------------------------------------------------------------------------------------------------------------
                                                                                      Real Estate
                                    Micro Cap Growth         Small Cap Growth          Securities            Growth
------------------------------------------------------------------------------------------------------------------------
ADR's, EDR's and GDR's                      5%                      5%                    5%                   5%
Asset-backed securities                      -                      -                     -                    -
Bank obligations                            10%                    10%                   10%                  10%
Foreign currency transactions                -                      -                     -                    -
Foreign securities                          5%                      5%                    5%                   5%
Futures contracts                     5% (a) 20% (b)          5% (a) 20% (b)        5% (a) 20% (b)       5% (a) 20% (b)
Illiquid securities                         15%                    15%                   15%                  15%
Investment companies                        10%                    10%                   10%                  10%
Lending of securities                     33 1/3%                33 1/3%               33 1/3%              33 1/3%
Mortgage-backed securities                   -                      -                     -                    -
Options transactions                  5% (a) 20% (b)          5% (a) 20% (b)        5% (a) 20% (b)       5% (a) 20% (b)
Repurchase agreements                       10%                    10%                   10%                  10%
Reverse repurchase agreements             33 1/3%                33 1/3%               33 1/3%              33 1/3%
U.S. Government obligations                100%                    100%                  100%                 100%
Warrants                                    5%                      5%                    5%                   5%
When-issued securities                    33 1/3%                33 1/3%               33 1/3%              33 1/3%

Temporary Investments
Cash                                       100%                    100%                  100%                 100%
Short-term obligations                     100%                    100%                  100%                 100%

Investment Restrictions
Securities of any one issuer                5%                      5%                    5%                   5%
Outstanding voting securities of            10%                    10%                   10%                  10%
any one issuer
Securities of issuers in any one            25%                    25%                   25%                  25%
industry
------------------------------------------------------------------------------------------------------------------------

Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).
(a) Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.
(b) Portfolio may not enter into futures contracts or options where its obligations would exceed 20% of total assets.

INFORMATION ABOUT THE ADVISER
Brazos Mutual Funds (the "Company") was created in December 1996 in response to demand to provide a means of investing with John McStay Investment Counsel ("JMIC" or the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas, 75225, at a lower minimum account size. JMIC began managing large accounts for pension plans, endowments, foundations and municipalities in 1983. The senior management has worked together for approximately 20 years.

JMIC's mission is to capture excess returns while managing risk. JMIC seeks to accomplish this objective by:

     o    investing in smaller companies
     o    investing in rapidly growing companies
     o investing in companies with highly predictable revenue and profit streams
     o investing in companies positioned to accelerate profit growth above general expectations
     o    constructing diversified portfolios to moderate risk

JMIC has employed a bottom-up process in researching companies. JMIC visits virtually every company prior to investing. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods.

JMIC manages each portfolio using a team approach. By using a team approach, the Company avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-five years. JMIC has had minimal (one) professional turnover during the last fifteen years of management.

ADVISER'S HISTORICAL PERFORMANCE
Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Growth Portfolio and the Real Estate Securities Portfolio. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Real Estate Securities Portfolio or the Small Cap Growth Portfolio, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.

---------------------------------------------------------------------------------------------------------------------------
                         Adviser's                                           Adviser's
                       Institutional                                       Institutional
                         Small Cap       Russell 2000      S&P Midcap       Real Estate      Nareit Equity    Wilshire REIT
                      Equity Accounts       Index          400 Index      Equity Accounts       Index             Index
                         (after            (before          (before            (after          (before      (before expenses)
                       expenses)(1)        expenses)        expenses)         expenses)(1)    expenses)
---------------------------------------------------------------------------------------------------------------------------
Calendar Years:
1987                       25.6%            -8.8%            -2.0%               -                -                 -
1988                       24.5%            24.9%            20.9%               -                -                 -
1989                       31.9%            16.2%            35.6%               -                -                 -
1990                       -4.0%           -19.5%            -5.1%               -                -                 -
1991                       68.9%            46.1%            50.1%               -                -                 -
1992                        8.7%            18.4%            11.9%               -                -                 -
1993                       15.3%            18.9%            14.0%               -                -                 -
1994                       -0.1%            -1.8%            -3.6%             14.6%             3.2%              2.7%
1995                       30.1%            28.4%            30.9%             20.5%            15.3%             12.2%
1996                       32.9%            16.5%            19.2%             42.1%            35.3%             37.0%
1997                       23.4%            22.4%            32.3%             26.5%            20.3%             19.7%

Average Annual Total
Returns as 12/31/97:
Cumulative                793.4%           294.2%           480.1%            148.2%            93.7%             88.9%
Annualized                 22.0%            13.3%            17.3%             25.5%            18.0%             17.2%
3 Year                     28.7%            22.4%            27.3%             29.4%            23.3%             22.5%
5 Year                     19.7%            16.4%            17.8%               -                -                 -
10 Year                    21.7%            15.8%            19.5%               -                -                 -
Four-Year Mean               -                -                -               25.9%            18.5%             17.9%
Eleven-Year Mean           23.4%            14.7%            18.6%               -                -                 -
Value of $1 invested
during 11 years            $8.93            $3.94            $5.80             $2.48            $1.94             $1.89
(1/1/87-12/31/97)
------------------------------------------------------------------------------------------------------------------------------

(1) The Adviser's Institutional Equity Accounts represents the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of Brazos Small Cap Growth Portfolio, and those of the Brazos Real Estate Securities Portfolio, respectively. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.

INFORMATION FOR FIRST TIME MUTUAL FUND INVESTORS
The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency does not federally insure Mutual Fund shares.

Investments in Mutual Fund shares involve risks, including possible loss of principal.


MANAGEMENT VALUATION OF FUND SHARES
The net asset value of the each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

Each Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, each Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. Dollar equivalents based upon the latest available bid price of such currencies against U.S. Dollars quoted by any major bank or by any broker.

Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees (the "Trustees") determines that amortized cost reflects fair value.

The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
Dividends and Capital Gains Distributions

Each Portfolio will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. A Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Company is notified in writing that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


Federal Taxes

Each Portfolio intends to make distributions that may be taxed either as ordinary income or as a capital gain. Because the Micro Cap and the Small Cap Portfolios seek capital appreciation as opposed to current income, the Company anticipates that most of these distributions will be taxed as capital gains. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gain and ordinary income. All distributions, whether in the form of cash payment to the shareholder or as reinvested in additional shares of a Portfolio, may be subject to Federal income tax. A redemption of shares in a Portfolio would be considered to be a taxable event under Federal Law. Any exchange of shares in a Portfolio for shares of another Portfolio would be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to Federal taxation.


State And Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

PURCHASE OF SHARES
Shares of the Portfolios may be purchased without sales commission, at the net asset value per share next determined after an order, including payment in the manner described herein, is received by the Fund (see "Valuation of Shares"). The Fund reserves the right to reject your purchase order and to suspend the offering of shares of the Fund. All purchases must be in U.S. dollars.
Cash will not be accepted.


Minimum Investments*                              Subsequent    Automatic
                                     Initial                    Investment
Regular Accounts                     $10,000     $  1,000       $    50
Individual Retirement Accounts       $ 2,000     $    100       $    50

          *The Fund reserves the right to vary the initial investment minimum and minimums for additional investments at any time.

-----------------------------------------------------------------------------------------------------------
Purchasing shares:                   Opening an account:                 Adding to an account:
By check                             o    Make  out a  check  for  the   o    Make  out a  check  for  the
                                          investment  amount,   payable       investment  amount payable to
[GRAPHIC OMITTED]                         to "Brazos Mutual Funds."           "Brazos Mutual Funds."

                                     o    Mail the check and your        o    Fill   out  the   detachable
                                          completed Account                   investment   slip   from   an
                                          Registration Form to the            account   statement.   If  no
                                          address below.                      slip is available,  include a
                                                                              note      specifying      the
                                                                              Portfolio  name, your account
                                                                              number,  and the  name(s)  in
                                                                              which    the    account    is
                                                                              registered.
-----------------------------------------------------------------------------------------------------------
By exchange                          o    Call 1-800-426-9157 to         o    Call    1-800-426-9157    to
                                          request an exchange.                request an exchange.
[GRAPHIC OMITTED]
-----------------------------------------------------------------------------------------------------------
By wire                              o    Mail your completed  Account   o    Instruct  your  bank to wire
                                          Registration   Form   to  the       the     amount     of    your
[GRAPHIC OMITTED]                         address below.                      investment  to  Firstar  Bank
                                                                              Milwaukee N.A. (see below).
                                     o    Obtain your  account  number
                                          by calling 1-800-426-9157.     o    Specify the Portfolio  name,
                                                                              the   new   account   number,
                                     o    Instruct your bank to wire          and the  names in  which  the
                                          the amount of your                  account is  registered.  Your
                                          investment to Firstar Bank          bank  may  charge  a  fee  to
                                          Milwaukee N.A. (see below).         wire funds.

                                     o    Specify the Portfolio name, the
                                          new account number, and the names
                                          in which the account is
                                          registered. Your bank may charge a
                                          fee to wire funds.
-----------------------------------------------------------------------------------------------------------

                                   17


-----------------------------------------------------------------------------------------------------------
By phone                             o     See  "By wire"  and "By       o    Verify  that  your  bank  or
                                           exchange"                          credit  union is a member  of
[GRAPHIC OMITTED]                                                             the Automated  Clearing House
                                                                              (ACH) system.


                                                                         o    Complete the applicable section
                                                                              on the Account Registration Form.


                                                                         o    Call 1-800-426-9157 to verify that
                                                                              these features are in place on
                                                                              your account.

                                                                         o    Tell the Fund representative the
                                                                              Portfolio name, your account
                                                                              number, the name(s) in which the
                                                                              account is registered and the
                                                                              amount of your investment.

-----------------------------------------------------------------------------------------------------------

Mail to:                                  Wire Information:                    Overnight or Express Mail to:

BRAZOS MUTUAL FUNDS                       Firstar Bank Milwaukee N.A.          BRAZOS MUTUAL FUNDS
c/o Firstar Trust Company                 ABA#: 075000022                      c/o Firstar Trust Company
Mutual Fund Services                      Account#: 112952137                  Mutual Fund Services
P.O. Box 701                              Credit: Firstar Trust Company        615 East Michigan Street
Milwaukee, WI 53201-0701                          Brazos Mutual Funds          Milwaukee, WI  53202
                                                  Portfolio Name

                                          Please include Shareholder Name,
                                          Account Number, and Account
                                          Registration (if known).

Other Companies through which you can purchase Brazos Mutual Funds

Fidelity Investments Inc.                 Charles Schwab and Co.               Jack White and Co.
National Financial Services               101 Montgomery Street                National Financial Services
                                          San Francisco, CA  94104             One World Financial Center
One World Financial Center                                                     200 Liberty Street
200 Liberty Street                        1-800-435-8000                       New York, NY  10281
New York, NY  10281                                                            1-800-233-3411

1-800-544-6666


Automatic Investment Plan

Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, Firstar Trust Company, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12 noon, Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations.

Other Purchase Information

Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day.

Distributor

Rafferty Capital Markets, Inc., 550 Mamaroneck Avenue, Harrison, NY 10528, has been engaged to assist in securing purchasers for shares of the Portfolios. Rafferty will receive no compensation for distribution of shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses.

REDEMPTION OF SHARES
Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

Shares of the Brazos Micro Cap Growth, Small Cap Growth, and Growth Portfolios may be redeemed by mail or telephone, at any time, without cost, at their net asset value as next determined after receipt of the redemption request. Shareholders are charged a $12.00 fee for redemptions by wire. Otherwise, there is no charge for redemptions.

Shares of the Brazos Real Estate Securities Portfolio may be redeemed by mail or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without cost except for a $12.00 fee charged to shareholders for wire redemptions. Shares held less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encourage long-term investment in the Brazos Real Estate Securities Portfolio, to avoid transaction and other expenses incurred by early redemption and to facilitate portfolio management.

-----------------------------------------------------------------------------------------------------------
Redeeming shares:                  Designed for:                        To sell some or all of your shares:
By letter                          o     Accounts of any type.          o    Write  a letter of
                                                                             instruction or complete  a
[GRAPHIC OMITTED]                  o     Sales of any type.                  stock power indicating the
                                                                             Portfolio name, your account
                                                                             number,  the  names  in  which
                                                                             the account is registered,
                                                                             and the dollar value or
                                                                             number of shares you wish to
                                                                             sell.

                                                                         o   Include all  signatures and  any
                                                                             additional documents that may be
                                                                             required (see next page).


                                                                         o   Mail the materials to the above
                                                                             address.

                                                                         o   A check will be mailed to the
                                                                             name(s) and address in which the
                                                                             account is registered, or
                                                                             otherwise according to your
                                                                             letter of instruction.

--------------------------------------------------------------------------------------------------------------
By phone                           o     Most accounts.                  o   For automated service 24
                                                                             hours a day using your
[GRAPHIC OMITTED]                  o     Sales of up to $100,000.            touch-tone  phone, dial
                                                                             1-800-426-9157.

                                                                         o   To place your order with a
                                                                             representative from Brazos Mutual
                                                                             Funds, call 1-800-426-9157
                                                                             between 8 a.m. and 4 p.m. Eastern
                                                                             Time on most business days.

-------------------------------------------------------------------------------------------------------------
By wire or electronic funds        o    Requests  by  letter  to sell    o   Fill   out   the   "Telephone
transfer (EFT)                          any  amount  (accounts  of any       Redemption"  section  of  your
                                        type).                               new account application.
[GRAPHIC OMITTED]
                                   o    Requests by phone to sell up    o    To  verify redemption
                                        to  $100,000 (accounts  with         privilege is in  place  on an
                                        telephone  redemption                account, or  to  request the
                                        privileges).                         forms to add it to an
                                                                             existing account, call
                                                                             1-800-426-9157.
-------------------------------------------------------------------------------------------------------------

                                                      20


                                                                        o    Amounts of $1,000 or more will be
                                                                             wired on the next business day. A
                                                                             $12 fee will be deducted from
                                                                             your account.


                                                                        o    Amounts of less than $1,000 may be
                                                                             sent by EFT or by check. Funds
                                                                             from EFT transactions are
                                                                             generally available by the second
                                                                             business day. Your bank may
                                                                             charge a fee for this service.

--------------------------------------------------------------------------------------------------------------
By exchange                        o     Accounts of any type.          o    Review  the current
                                                                             prospectus for the  portfolio
[GRAPHIC OMITTED]                  o     Sales of any amount.                into which you are exchanging.

                                                                        o    Call 1-800-426-9157  to
                                                                             request an exchange.
--------------------------------------------------------------------------------------------------------------


Signature Guarantees

Signature guarantees are required for the following redemptions:

o redemption where the proceeds are to be sent to someone other than the registered shareholder(s);

o redemptions where the proceeds are to be sent to someplace other than the registered address; or

o    share transfer requests.

The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

Other Redemption Information

Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Company may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

If the Trustee's determines that it would be detrimental to the best interests of remaining shareholders of the Portfolios' to make payment wholly or partly in cash, the Portfolios' may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

RETIREMENT PLANS
Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:
o    IRAs,
o    employer-sponsored defined contribution plans (including 401(k) plans), and
o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Portfolios for retirement plans can be obtained by calling the Brazos Mutual Fund at 1-800-426-9157. Below is a brief description of the types of retirement plans that may invest in the Portfolios.

Individual Retirement Accounts (IRAs)

You are eligible to contribute on a deductible basis to an IRA account if you are not active participants in an employer maintained retirement plan and, when a joint return is filed, you do not have a spouse who is an active participant. The IRA deduction is also available for individual taxpayers and married couples with adjusted gross incomes not exceeding certain limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. Roth IRAs are also available.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. SEP-IRAs (Simplified Employee Pension-IRA) free the employer of many of the recordkeeping requirements of establishing and maintaining a tax qualified retirement plan trust.

--------------------------
        ROTH IRAs
--------------------------
Roth IRAs permit tax free
distributions of account
balances if the assets have
been invested for five years
or more and the
distributions meet certain
qualifying restrictions.
Investors filing as single
taxpayers who have adjusted
gross incomes of $95,000 or
more, and investors filing
as joint taxpayers with
adjusted gross incomes of
$150,000 or more may find
their participation in this
IRA to be restricted.
--------------------------

If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into the Portfolio's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your contribution and on any income that is earned on that contribution.

Firstar Trust Company makes available its services as an IRA Custodian for each shareholder account established as an IRA. For these services, Firstar Trust Company receives an annual fee of $10.00 per account, which is paid directly to Firstar Trust Company by the IRA shareholder. If the fee is not paid by the date due, shares of the Portfolio owned by the shareholder in the IRA account will be redeemed automatically for purposes of making the payment. In addition, a $10 fee is charged to shareholders transferring out of a Portfolio IRA.

401(k) Plans and other Defined Contribution Plans

Both self-employed individuals (including sole proprietorships and partnerships) and corporations may use shares of the Portfolio as a funding medium for a retirement plan qualified under the Internal Revenue Code. Such plans typically allow investors to make annual deductible contributions, which may be matched by their employers up to certain percentages based on the investor's pre-contribution earned income.

403(b)(7) Retirement Plans

Schools, hospitals, and certain other tax-exempt organizations or associations may use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions are excludable from the gross income of the employee for Federal Income tax purposes to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year).



YEAR 2000 DISCLOSURE

The "Year 2000" issue stems from the inability of computers and software programs to correctly process dates in the next century. This could result in major system or process failures or the generation of erroneous data, which would lead to disruptions in the Portfolios' business operations.

The Portfolios have no application systems of their own and are entirely dependent on their service providers' systems and software programs. The Adviser has sought assurances from the Portfolios' service providers (including their administrator, transfer agent and custodian) that they are taking all necessary steps to ensure that their systems and software programs will accurately reflect the Year 2000. At this time, however, no assurance can be given that the Portfolios' service providers, including the Adviser, have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 issue.

FINANCIAL HIGHLIGHTS
The following table shows selected financial information for shares outstanding of each of the Portfolios throughout the periods indicated. The total return in the table represents the rate that an investor would have earned on an investment in the Portfolio specified (assuming reinvestment of all dividends and distributions). The information for the period ended November 30, 1997 has been audited by PricewaterhouseCoopers, LLP, whose report along with the Portfolios' financial statements, are included in the Annual Report, which is available free of charge. The Micro Cap Growth Portfolio's fiscal year is December 1 through November 30 (however, Micro Cap Growth Portfolio commenced operations on December 31, 1997, indicated by the financial information shown below).

                                         Small Cap Growth             Real Estate Securities       Micro Cap
                                                                                                    Growth

                                     For the      For the Period      For the        For the        For the
                                    Six-Month      December 31,      Six-Month        Period        Period
                                  Period Ended    1996* through    Period Ended    December 31,    December
Per Share Data                    May 31, 1998     November 30,    May 31, 1998   1996* through    31, 1997*
                                   (Unaudited)         1997         (Unaudited)    November 30,     through
                                                    (Audited)                          1997         May 31,
                                                                                    (Audited)        1998
                                                                                                  (Unaudited)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of         $13.49           $10.00          $11.24          $10.00        $10.00
period

Income from operations:
Net investment income (loss)           (0.04)           (0.03)           0.19            0.35         (0.02)
Net realized and unrealized             2.35             4.69            0.01            2.05          3.12
                                        ----             ----            ----            ----          ----
gain on investments
Total from investment operations        2.31             4.66            0.20            2.40          3.10

Distributions from:
     Net investment income                -               -             (0.21)          (0.23)           -
     Net realized gain                 (0.10)           (1.17)          (0.14)          (0.93)           -
                                       ------           ------          ------          ------
Total distributions                    (0.10)           (1.17)          (0.35)          (1.16)

Net asset value, end of period        $15.70           $13.49          $11.09          $11.24        $13.10
----------------------------------------------------------------------------------------------------------------

Total Return***                        17.23%           47.08%           1.74%          24.39%        31.00%

Ratios/Supplemental Data
Net assets at end of period         $181,269          $80,898         $89,817         $53,308       $32,056
 (thousands)
Ratio of expenses to average
 net assets (after waivers)(1)         1.21%**          1.35%**         1.25%**         1.25%**       1.60%**
Net investment income (loss)                           (0.68%)**                        4.61%**
Portfolio turnover rate               63.03%          147.86%          85.10%         184.74%        62.09%

*    Commencement of operations
**   Annualized
***  Unannualized
(1) The Adviser has voluntarily agreed to waive a portion of its advisory fees and assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the annual expense ratios from exceeding 1.35%, 1.25% and 1.60% of the average daily net assets of the Small Cap Growth, Real Estate Securities and Micro Cap Growth Portfolios, respectively. In addition, the Administrator, Accounting Agent and Transfer Agent waived a portion of their fees for the period ended November 30, 1997. Without the waiver of expenses, the annualized ratio of expenses to average net assets would have been 1.80% and 1.83% for the Small Cap Growth and Real Estate Securities Portfolios, respectively, for the period ended November 30, 1997. For the period ended May 31, 1998, the annualized ratio of expenses to average net assets would have been 1.31% and
2.14% for the Real Estate Securities and Micro Cap Growth Portfolios, respectively. There was no waiver of expenses for the Small Cap Growth Portfolio for the period ended May 31, 1998.

                              FOR MORE INFORMATION

               You may obtain the following and other information
                      on these Portfolios free of charge:

                  Annual and Semi-annual Report to Shareholders

 Provides the Portfolios' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Portfolios' performance during the last fiscal year.

        Statement of Additional Information (SAI) dated December 31, 1998

   Provides additional details about the Portfolios' policies and management.


                                   Telephone:
                                 1-800-426-9157

                                      Mail:
                             The Brazos Mutual Funds
                            c/o Firstar Trust Company
                              Mutual Fund Services
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

                                    Internet:
                            http://www.brazosfund.com

                                      SEC:
          Text only versions of Fund documents can be viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Fund information at the SEC Public Reference
  Room in Washington, D.C. (1-800-SEC-0330). Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C.
                                  20549-6009.


                Investment Company Act of 1940 File No. 811-7881

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                               BRAZOS MUTUAL FUNDS

                        BRAZOS MICRO CAP GROWTH PORTFOLIO
                        BRAZOS SMALL CAP GROWTH PORTFOLIO
                     BRAZOS REAL ESTATE SECURITIES PORTFOLIO
                             BRAZOS GROWTH PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 1998




This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the Brazos Mutual Funds (the "Company") for Shares of the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth, BRAZOS Real Estate Securities and BRAZOS Growth Portfolios dated December 31, 1998. To obtain the Prospectus, please call Firstar Mutual Fund Services, LLC at 1-800-426-9157.




                                TABLE OF CONTENTS

                                                                            Page

ABOUT THE BRAZOS MUTUAL FUNDS................................................2
INVESTMENT OBJECTIVES AND POLICIES...........................................2
INVESTMENT LIMITATIONS......................................................10
MANAGEMENT OF THE FUND......................................................12
INVESTMENT ADVISER AND OTHER SERVICES.......................................14
PURCHASE OF SHARES..........................................................17
REDEMPTION OF SHARES........................................................18
OTHER SHAREHOLDER SERVICES..................................................19
PORTFOLIO TRANSACTIONS......................................................21
DESCRIPTION OF SHARES AND VOTING RIGHTS.....................................22
DIVIDENDS, CAPITAL GAINS AND TAXES..........................................23
PERFORMANCE CALCULATIONS....................................................25
FINANCIAL STATEMENTS........................................................29

ABOUT THE BRAZOS MUTUAL FUNDS

The Company was organized as a Delaware business trust on October 28, 1996. The Company's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225; however, all investor correspondence should be directed to the Brazos Mutual Funds, c/o Firstar Mutual Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202. The Company is comprised of four different Portfolios. These include the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth, BRAZOS Real Estate Securities and BRAZOS Growth Portfolios (each a "Portfolio" or collectively the "Portfolios"). Brazos Mutual Funds is a diversified, open-end, management investment company.


INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement the investment policies of the Portfolios as set forth in the Prospectus:

Short-Term Investments

Occasionally, a Portfolio may invest a portion of its assets in the following money market instruments, consistent with its investment policies.

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (not longer than seven days) at a stated interest rate. Time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio under most circumstances.

Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

A Portfolio will not invest in any security  issued by a commercial  bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased by the Portfolios;

     (2)  Commercial  paper  rated A-1 or A-2 by S&P or  Prime-1  or  Prime-2 by
          Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

     (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Treasury, supported by the full faith and credit pledge of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies; and

     (6)  Repurchase agreements collateralized by securities listed above.

Repurchase Agreements

Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, each Portfolio may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 101% of the repurchase price if such securities mature in more than one year.

The use of repurchase agreements involves certain risks. While the Company's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

When-Issued, Forward Delivery And Delayed Settlement Securities

Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will maintain a separate account of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it does so to acquire securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Portfolio Turnover

It is expected that the annual portfolio turnover rate for the Portfolios will not exceed 200%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, CAPITAL

GAINS DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in the "Financial Highlights" section of the Prospectus present the historical turnover rates for the BRAZOS Real Estate Securities Portfolio and the BRAZOS Small Cap Growth Portfolio.

Investment Companies

Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

Restricted Securities

Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Company's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by a Portfolio or less than what would be considered the fair value of such securities.

Foreign Investments

Each Portfolio may invest in common stocks of companies listed on foreign stock exchanges, and may also invest in stocks traded in the over-the-counter market. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. Additionally, each Portfolio may also invest in foreign equity securities in the form of American Depository Receipts (ADRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities.  Most  ADRs  are  traded  on  a  U.S.  stock  exchange.  Issuers  of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investing in foreign companies may involve additional risks and considerations which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Some countries may withhold portions of dividends and interest at the source. Under the Internal Revenue Code, foreign exchange gains and losses are treated as ordinary gain or loss.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In
addition,   in  certain
foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Securities Lending

Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the Portfolio's accounts. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include a Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. A Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Hedging Strategies

Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. Each Portfolio may write (i.e., sell) covered call options on their portfolio securities, purchase put and call options on securities and engage in transactions in related options on futures. Each of these portfolio strategies is described below:

a) Futures Contracts

Each Portfolio may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by trading an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates.

Regulations of the CFTC applicable to the Company require that all of its futures transactions constitute bona fide straddles positions or that the Company's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolios on the settlement date of the futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions On The Use Of Futures Contracts

A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

Risk Factors In Futures Transactions

A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of futures contracts, they had invested in the underlying financial instrument and sold them after the decline.

Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The investment by a Portfolio in futures contracts and options on futures contracts is subject to many complex and special tax rules. The treatment by a Portfolio of certain futures and forward contracts is generally governed by
Section 1256 of the Internal Revenue Code of 1986, as amended (the "Code"). These "Section 1256" positions generally include listed options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by
Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of a Portfolio's shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Portfolios.

b) Options

Each Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

Writing Covered Call Options

The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless it effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securities, other high grade liquid debt securities or other liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

Purchasing Options

The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in their investment portfolios on which they have written call options or on securities which they intend to purchase.

c) Short Sales

Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

In addition, a Portfolio may make short sales "against the box," i.e. when a security identical to one owned by a Portfolio is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box. A short sale may result in the recognition of gain with respect to a security for Federal income tax purposes under certain rules which treat certain short sales of the same or substantially identical positions with respect to such a security as a constructive sale at the time a short position is entered into by a Portfolio. See, "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

Companies With Limited Operating Histories

The BRAZOS Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firm's operations. The Company will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Portfolio's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Portfolio's total assets. Although not an investment policy of the Company, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Portfolio invests will have operating histories of less than three years.

Except as specified above and as described under "INVESTMENT LIMITATIONS" below, the foregoing investment policies are not fundamental and the Trustees may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.

INVESTMENT LIMITATIONS

The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1) through (8) described below are fundamental policies and cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of a Portfolio. A Portfolio will not:

     (1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3 % of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

     (4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33% of its total assets at fair market value.

     (5)  invest in physical commodities or contracts on physical commodities;

     (6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the BRAZOS Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (8)  underwrite the securities of other issuers;

     (9) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

     (10) purchase on margin except as specified in (9) above;

     (11) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (12) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.

In addition, the BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth and the BRAZOS Growth Portfolios will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of each Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when each Portfolio adopts a temporary defensive position.

MANAGEMENT OF THE FUND

Trustees And Officers

The Officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Trustees. The Trustees set broad policies for the Company and elect its Officers. The following is a list of the Trustees and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years:

*Dan L. Hockenbrough                   Trustee,  President and Chief Financial  Officer of the Company;  Since August
5949 Sherry Lane, Suite 1600           1996,  Business Manager of John McStay  Investment  Counsel.  Formerly,  Chief
Dallas, Texas  75225                   Financial Officer of Waugh  Enterprises,  Inc. from November 1995 until August
Age 39                                 1996;  Assistant  Controller of Hicks,  Muse, Tate & Furst  Incorporated  from
                                       December 1992 to November  1995;  and Sr. Associate at Coopers & Lybrand prior to December 1992.

John H. Massey                         Trustee of the Company;  Private Investor and a Director of The Paragon Group,
4004 Windsor Avenue                    Inc.,  Chancellor  Broadcasting,  Inc.,  Bank of the Southwest,  Columbine JDS
Dallas, Texas  75205                   Systems,  Inc. and FSW Holdings,  Inc.  Until 1996,  Chairman of the Board and
Age 59                                 Chief Executive Officer of Life Partners Group, Inc.

David M. Reichert                      Trustee of the Company;  Private  Investor;  formerly Senior Vice President of
7415 Stonecrest Drive                  Moffet Capital  Management,  an investment  counseling firm, from January 1995
Dallas, Texas  75240                   until June 1996 and Senior Vice  President and  Portfolio  Manager of American
Age 59                                 Capital Asset Management,  a mutual fund management  company,  from April 1989 to July 1994.

*Tricia A. Hundley                     Vice President,  Secretary and Compliance  Officer of the Company;  Partner of
5949 Sherry Lane, Suite 1560           John McStay Investment Counsel since 1987.
Dallas, Texas  75225
Age 48

*Loren J. Soetenga                     Vice  President  and  Treasurer  of the  Company;  Principal  of  John  McStay
5949 Sherry Lane, Suite 1560           Investment Counsel.  Formerly, Partner of Chronos Management, Inc. until 1996.
Dallas, Texas  75225
Age 31

*This person is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

Remuneration Of Trustees And Officers

The Company pays each Trustee, who is not also an officer or affiliated person, a $500 quarterly retainer fee per active Portfolio which currently amounts to $1,500 per quarter. In addition, each unaffiliated Trustee receives a $500 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Company, and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Company's officers and employees are paid by either the Adviser or the Administrator and receive no compensation from the Company. The following table shows aggregate compensation paid to each of the Company's Trustees for the fiscal period ended November 30, 1997.

COMPENSATION TABLE

            (1)                     (2)                   (3)                    (4)                    (5)
      Name of Person             Aggregate             Pension or         Estimated Annual       Total Compensation
         Position               Compensation      Retirement Benefits       Benefits Upon       from Registrant and
                              From Registrant      Accrued as Part of        Retirement         Company Complex Paid
                                                    Company Expenses                                to Trustees
===================================================================================================================
Dan L. Hockenbrough                 -0-                   -0-                    -0-                    -0-
Director

John H. Massey                     $6,000                 -0-                    -0-                   $6,000
Director

David M. Reichert                  $6,000                 -0-                    -0-                   $6,000
Director

Principal Holders Of Securities

As of November 30, 1998, the following persons or organizations held of record 5% or more of the shares of each Portfolio:

Micro Cap Growth Portfolio

Real Estate Securities Portfolio

Small Cap Growth Portfolio

INVESTMENT ADVISER AND OTHER SERVICES

John McStay Investment Counsel (the "Adviser") is a limited partnership formed in 1983 and located at 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225. The Adviser provides investment management services to institutions and individuals and currently has approximately $3 billion in assets under management. John D. McStay may be deemed to control the Adviser as a result of ownership of a majority interest in John McStay & Associates ("JMA"), the general partner of the Adviser. JMA owns a majority interest in the Adviser.

The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

Advisory Fees

As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

BRAZOS Micro Cap Growth Portfolio......................................... 1.20%
BRAZOS Real Estate Securities Portfolio................................... 0.90%
BRAZOS Small Cap Growth Portfolio ........................................ 0.90%
BRAZOS Growth Portfolio....................................................0.90%

For the semi-annual period ended May 31, 1998 the Portfolios paid the Adviser fees and the Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:
                                                    Fees paid
Portfolio                                        (After Waivers)        Waivers

BRAZOS Micro Cap Growth Portfolio*                  $ 102,627          $ 36,467
BRAZOS Real Estate Securities Portfolio             $ 330,760          $ 20,325
BRAZOS Small Cap Growth Portfolio                   $ 585,354          $      0

For the fiscal year ended November 30, 1997 the Portfolios paid the Adviser fees and the Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:
                                                   Fees paid
Portfolio                                        (After Waivers)        Waivers

BRAZOS Micro Cap Growth Portfolio*                  $       0          $       0
BRAZOS Real Estate Securities Portfolio             $  98,687          $ 139,015
BRAZOS Small Cap Growth Portfolio                   $ 131,736          $ 107,342

*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.

Distributor

Rafferty Capital Markets, Inc., 550 Mamaroneck Avenue, Harrison, NY 10528, acts as Distributor for the Company. Rafferty will receive no compensation for distribution of shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses.

Administration Fees

As of October 1, 1998, Firstar Mutual Fund Services, LLC (the "Administrator" or "Firstar"), 615 E. Michigan Street, Milwaukee, WI 53202 serves as Administrator, Transfer Agent and Dividend Paying Agent of the Company and also provides accounting services to the Company. Firstar is an indirect wholly-owned subsidiary of Firstar Corp., a multi-bank holding company.

As Administrator, Firstar supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Firstar also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. Firstar performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, Firstar receives an annual fee from the Fund equal to the greater of: (1) a minimum annual fee of $35,000 for the first single-class Portfolio plus $25,000 for any additional Portfolio, or second or additional class of a Portfolio; or (2) an asset-based fee, equal to a percentage of the average daily net assets of the Fund, on a Fund-wide basis, according to the following schedule:

          0.06% of the first $200 million in assets; plus
          0.05% of assets between $200 million and $700 million; plus 0.03% of assets in excess of $700 million.

The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Company's average daily net assets as determined at the close of business on each business day throughout the month. Firstar also serves as Transfer Agent and Dividend Paying Agent of the Company.

Firstar also serves as an Accounting Agent to the Company. As Accounting Agent, Firstar determines each Portfolio's net asset value per share and provides accounting services to the Company pursuant to an Accounting Services Agreement with the Company. In addition to the fees received for its services as Administrator and Accounting Agent to the Company, Firstar receives fees from the Company for providing transfer agency and dividend disbursing services. Such fees are included in the calculation of "Other Expenses" which appears under the caption heading "INVESTOR EXPENSES" in the Prospectus. Prior to Firstar serving as Administrator, Accounting Agent, Transfer Agent and Dividend Paying Agent, PFPC provided similar services to the Company.

For the semi-annual period ended May 31, 1998 the Company paid PFPC** administration fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                 Fees paid
Portfolio                                      (After Waivers)         Waivers

BRAZOS Micro Cap Growth Portfolio*                 $  9,096          $ 2,124
BRAZOS Real Estate Securities Portfolio            $ 39,388          $     0
BRAZOS Small Cap Growth Portfolio                  $ 69,141          $     0

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

For the semi-annual period ended May 31, 1998 the Company paid PFPC** accounting services fees and PFPC waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                  Fees paid
Portfolio                                       (After Waivers)          Waivers

BRAZOS Micro Cap Growth Portfolio*                  $ 22,192             $ 5,486
BRAZOS Real Estate Securities Portfolio             $ 25,984             $     0
BRAZOS Small Cap Growth Portfolio                   $ 32,795             $     0


*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.
** The Company entered into an agreement with Firstar Mutual Fund Services LLC to provide services that were provided by PFPC, Inc. up until September 30, 1998.

For the fiscal year ended November 30, 1997 the Company paid Rodney Square** administration fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                   Fees paid
Portfolio                                       (After Waivers)         Waivers

BRAZOS Micro Cap Growth Portfolio*                  $      0            $     0
BRAZOS Real Estate Securities Portfolio             $ 37,775            $ 4,051
BRAZOS Small Cap Growth Portfolio                   $ 38,935            $ 4,051


For the fiscal year ended November 30, 1997 the Company paid Rodney Square** accounting services fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                Fees paid
Portfolio                                    (After Waivers)            Waivers

BRAZOS Micro Cap Growth Portfolio*               $      0               $     0
BRAZOS Real Estate Securities Portfolio          $ 35,742               $ 5,610
BRAZOS Small Cap Growth Portfolio                $ 36,198               $ 5,610

*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.
** PFPC entered into an agreement with Rodney Square Management Corporation ("Rodney Square") to provide services that were provided by Rodney Square up until January 5, 1998.

Custodian

Firstar Bank, N.A. (the "Bank") serves as the Custodian for the Portfolios. As Custodian, the Bank has agreed to (a) maintain a separate account or accounts in the name of the Company, (b) hold and transfer portfolio securities on account of the Company, (c) accept receipts and make disbursements of money on behalf of the Company, (d) collect and receive all income and other payments and distributions on account of the Company's portfolio securities, and (e) make periodic reports to the Company's Trustees concerning the Company's operations. The Bank is authorized to select one or more banks or trust

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

companies to serve as sub-custodian on behalf of the Company, provided that Firstar Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, the Bank receives a fee in addition to transaction charges and out-of-pocket expenses.

Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Ave., Milwaukee, WI, 53202, is the independent accountant for the Company.


PURCHASE OF SHARES

Shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Company. The minimum initial investment required for each Portfolio is $10,000 with certain exceptions as may be determined from time to time by the officers of the Company. Payment does not need to be converted into Federal Funds (moneys credited to the Company's Custodian Bank by a Federal Reserve
Bank) before the Company will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Company, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Company on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Company from the Company assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Company or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Company. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Company.

Service Agents, or if applicable, their designees, that have entered into agreements with the Company or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Company's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Company in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.


REDEMPTION OF SHARES

The Portfolios may suspend redemption privileges or postpone the date of payment
(1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolios to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Company at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Fund Shares," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

BRAZOS Micro Cap Growth, BRAZOS Small Cap Growth and BRAZOS Growth Portfolios. No charge is made by these Portfolios for redemptions.

BRAZOS Real Estate Securities Portfolio. No charge is made by the BRAZOS Real Estate Securities Portfolio for redemptions if shares are held for at least 90 days. Shares held for less than 90 days will be subject to a 1% redemption fee which is retained by the Company for the benefit of the remaining shareholders and is intended to encourage long-term investment in the BRAZOS Real Estate Securities Portfolio, to avoid transaction and other expenses caused by early redemption and to facilitate portfolio management.

The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or Transfer Agent does not employ the procedures described above. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Signature Guarantees
To protect your account, the Company and Firstar Mutual Fund Services (the "Administrator" or "Firstar") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.


OTHER SHAREHOLDER SERVICES

The following supplements the "Purchase of Shares" and "Redemption of Shares" information set forth in the Prospectus:

In-Kind Purchases

If accepted by the Company, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in the Prospectus. Securities to be exchanged which are accepted by the Company will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of that Portfolio and must be delivered to the Company by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

The Company will not accept securities in exchange for shares of a Portfolio unless:

     o at the time of the exchange, such securities are eligible to be included in that Portfolio and current market quotations are readily available for such securities;

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

     o the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by that Portfolio under the Securities Act of 1933, or otherwise; and

     o the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by that Portfolio will not exceed 5% of the net assets of that Portfolio immediately after the transaction.

Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Exchange Privilege

Shares of a Portfolio may be exchanged for shares of any other Portfolio included within the Brazos Mutual Funds. Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o Firstar Mutual Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a
Prospectus for the Portfolio(s) you are interested in by calling the Administrator at 1-800-426-9157.

Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Company nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Company and its shareholders.

For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of Funds was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer Of Shares

Shareholders may transfer shares of the Portfolios to another person by making a written request to the Company. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

It is not the Company's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Board of Trustees.

For the semi-annual period ended May 31, 1998, the Portfolios paid brokerage commissions as follows:

Portfolio                                       Brokerage Commission

BRAZOS Micro Cap Growth Portfolio                    $  30,028
BRAZOS Real Estate Securities Portfolio              $ 337,087
BRAZOS Small Cap Growth Portfolio                    $ 215,941

For the fiscal year ended November 30, 1997, the Portfolios paid brokerage commissions as follows:

Portfolio                                       Brokerage Commission

BRAZOS Micro Cap Growth Portfolio                    $       0
BRAZOS Real Estate Securities Portfolio              $ 316,900
BRAZOS Small Cap Growth Portfolio                    $ 132,283

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

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. The Adviser may buy and sell securities for the account of a portfolio through the Adviser's affiliated broker-dealer. In such instances, the affiliated broker-dealer will complete transactions pursuant to procedures designed to ensure that charges for the transactions do not exceed usual and customary levels obtainable from other, unaffiliated broker-dealers. Such transactions and the procedures are supervised by the Company's Board of Trustees. It is understood that the affiliated broker-dealer will not be utilized in situations where, in the Adviser's judgment, the brokerage services of another security firm would be in the best interest of a Portfolio. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Company.

In the event of liquidation of the Company, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Company. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

Shareholders have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Company or any Portfolio, except as the Trustees in their sole discretion shall have determined by resolution.

The shares of each Portfolio are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company.

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

Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Company has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Company. The Company will assist shareholder communications in such matters.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

The Company's policy is to distribute at least annually, substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The Company may distribute a Portfolio's net investment income at interim periods. The amounts of any income dividends or capital gains distributions cannot be predicted. The Portfolios may distribute net investment income and other capital gains during interim periods when the Company's management determines that it is in the best interests of a Portfolio and its shareholders to do so. It is not anticipated that distributions of net investment income and other capital gains will be made more frequently than quarterly. It is possible, however, as a result of this policy that total distributions in a year could exceed the total of a Portfolio's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Portfolio could be a nontaxable "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Portfolio. In general, a shareholder's total cost basis in the Company will reflect the cost of the shareholder's original investment plus the amount of any reinvestment.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of a Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Company at net asset value (as of the business day following the record date). This will remain in effect until the Company is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Each Portfolio of the Company will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

Each Portfolio may engage in certain transactions, such as short sales, and may invest in certain instruments, such as futures contracts, which may result in constructive sales of appreciated positions in securities for Federal income tax purposes. A constructive sale generally occurs when a Portfolio has entered into a short sale of the same or substantially identical securities or if it enters into a futures or forward contract to deliver the same or substantially identical securities and in certain other circumstances. If a constructive sale occurs, a Portfolio will recognize either ordinary income or capital gain depending on the length of time which it held the security which was constructively sold.

Dividends paid by the Portfolios from net investment income and short-term capital gains, either in cash or reinvested in shares, will be taxable to shareholders as ordinary income. Dividends paid from the Portfolios will generally qualify in part for the 70% dividends-received deductions for corporations, but the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolios from domestic (U.S.) sources.

Distributions paid by the Portfolios from long-term capital gains, either in cash or additional shares of a Portfolio, are taxable to shareholders subject to income tax as long-term capital gains regardless of the length of time the shareholder has owned shares in a Portfolio. Also, for those shareholders subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Company as to the Federal Income tax status of dividends and distributions paid by the Portfolios. Dividends and distributions may also be subject to state and local taxes. Dividends declared in October, November, or December to shareholders of record in such month and paid in January of the following year will be deemed to have been paid by a Portfolio and received by the shareholders on December 31.

Redemptions of shares in the Portfolios are taxable events for Federal income tax purposes.

The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of a Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

Except for transactions a Portfolio has identified as hedging transactions, a Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a  Portfolio  may  affect the  holding  period of such  securities  and,
consequently,   the  nature  of  the  gain  or  loss  on  such  securities  upon disposition.

A Portfolio may be subject to foreign withholding taxes on income or gains recognized with respect to its investment in certain foreign securities. If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies", a Portfolio may be subject to U.S. Federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by a Portfolio to its shareholders. If more than 50% of the total assets of a Portfolio are invested in securities of foreign corporations, a Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by a Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of the foreign taxes paid by a Portfolio. However, shareholders will be entitled to deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. Federal income tax, subject to certain limitation under the Code. Finally, a Portfolio may recognize gain or loss on transactions in foreign currencies as a by-product of its investment in foreign securities.

A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

PERFORMANCE CALCULATIONS

Performance
The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Company be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

Yield
Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

This figure is obtained using the following formula:

                              6
         Yield = 2 [( a-b + 1) -1]
                     ----
                      cd

where:    a=   dividends and interest earned during the period

          b=   expenses accrued for the period (net of reimbursements)

          c= the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d= the maximum offering price per share on the last day of the period.

Total Return

The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Company expenses on an annual basis.

These figures will be calculated according to the following formula:

      n
P(1+T) =ERV

where:
          P=   a hypothetical initial payment of $ 1,000
          T=   average annual total return
          n=   number of years
          ERV= ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Total return for the Portfolios for the period ended May 31, 1998 was:

                                                     Inception      Year-to-Date       Inception to
                                                         Date          5/31/98           5/31/98
BRAZOS Real Estate Securities Portfolio               12/31/96           -2.0%             26.6%

BRAZOS Small Cap Growth Portfolio                     12/31/96           11.6%             72.4%

BRAZOS Micro Cap Growth Portfolio                     12/31/97           31.0%             31.0%


Comparisons

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Company performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (1) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow
          Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (2) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (3) Standard & Poor's MidCap 400 Index - an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

     (4) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (5) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (6) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (7) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (8) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (9) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (10) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (11) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (12) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (13) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (14) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (15) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (16) Russell 2000 Growth - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     (17) Russell 2000 Value - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     (18) Russell 2500 - composed of the 2,500 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (19) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (20) CDA Mutual Fund Report published by CDA Investment Technologies,  Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (21) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (25) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

     (26) Lehman Brothers Government/Corporate Index - a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The
          Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (27) Lehman Brothers Intermediate Government/Corporate Index - an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     (29) NAREIT Equity Index - a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

     (30) Wilshire Real Estate Securities Index, published by Wilshire Associates - a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

CODE OF ETHICS

The Company has adopted a Code of Ethics which restricts, to a certain extent, personal transactions by access persons of the Company and imposes certain disclosure and reporting obligations.

FINANCIAL STATEMENTS

The audited Financial Statements for the BRAZOS Micro Cap Growth Portfolio, BRAZOS Small Cap Growth Portfolio and BRAZOS Real Estate Securities Portfolio and selected per share data and ratios and notes to the Financial Statements dated May 31, 1998 were filed with the SEC on June 29, 1998. They are incorporated herein by reference and can be obtained free of charge by calling the Brazos Mutual Funds at 1-800-426-9157.

                                     PART C

                                    FORM N-1A

                                OTHER INFORMATION

Item 23. Exhibits

                     (a)     (1)    Certificate of Trust*
                             (2)    Agreement and Declaration of Trust**
                     (b)     Bylaws**
                             Amended Bylaws******
                     (c)     Not Applicable
                     (d)     (1)    Investment Advisory Contract re:  BRAZOS
                                    Small Cap Growth Portfolio and BRAZOS Real
                                    Estate Securities Portfolio**
                             (2)    Investment Advisory Contract re:  BRAZOS
                                    Micro Cap Growth Portfolio*****
                             (3)    Investment Advisory Contract re:  BRAZOS
                                    Growth Portfolio
                     (e)     Underwriting Contract and Selected Dealer Agreement
                     (f)     Not Applicable
                     (g)     Custodian Agreement
                     (h)     (1)    Administration Agreement
                             (2)    Transfer Agency Agreement
                             (3)    Accounting Services Agreement
                             (4)    Fulfillment Agreement
                     (i)     Opinion and Consent of Counsel
                     (j)     Consent of Independent Accountant
                     (k)     Not Applicable
                     (l)     Subscription Agreement***
                     (m)     Not Applicable
                     (n)     Financial Data Schedules as of May 31, 1998 re:
                             BRAZOS Real Estate Securities Portfolio and
                             BRAZOS Small Cap Growth Portfolio
                     (o)     Not Applicable

         *Previously filed with the Registration Statement on Form N-1A on October 28, 1996 and incorporated herein by reference.

         **Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on December 2, 1996 and incorporated herein by reference.

         ***Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on December 17, 1996 and incorporated herein by reference.

         ****Previously filed with Post-Effective Amendment No. 1 to the Registration Statement on June 27, 1997 and incorporated herein by reference.

         *****Previously filed with Post-Effective Amendment No. 2 to the Registration Statement on October 15, 1997 and incorporated herein by reference.

         ******Previously filed with Post-Effective Amendment No. 3 to the Registration Statement on February 17, 1998 and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Registrant is not controlled by or under common control with any person.

Item 25.  Indemnification

          Reference is made to Article VII of Registrant's Agreement and Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, office or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          Reference is made to the caption "Information about the Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser and Other Services" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of the investment adviser of the Registrant is incorporated by reference to the Form ADV filed by the investment adviser listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, on the date and under the File number indicated:

          John McStay Investment Counsel 3-31-96 SEC File No. 801-20244

Item 27.  Principal Underwriters

          (a) Investment Companies for which Rafferty Capital Markets, Inc. also acts as principal underwriter:

                                    Badgley Funds
                                    Home State Funds
                                    Potomac Funds
                                    Texas Capital Value Funds
                                    Golf Associated Fund

          (b) Reference is made to the caption "Distributor" in the Prospectuses constituting Part A of this Registration Statement. The information required by this Item 27 with respect to each director of the underwriter is incorporated by reference to the Form BD filed by the Underwriter with the Commission pursuant to the Securities Exchange Act of 1934, as amended under the File Number indicated:

                        Rafferty Capital Markets, Inc.     NASD File No.  23682

Item 28.  Location of Accounts and Records

          The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, Brazos Mutual Funds, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Adviser, John McStay Investment Counsel, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Transfer and Administrative Agent, Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202; and the Registrant's Custodian Bank, Firstar Bank, N.A., 615 E. Michigan Street, Milwaukee, WI 53202.

Item 29.  Management Services

          Not Applicable.

Item 30.  Undertakings

          Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

          Registrant   hereby   undertakes  to  furnish  its  Annual  Report  to
          Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Dallas, and State of Texas on the 13th day of October, 1998.


                                                Brazos Mutual Funds
                                                Registrant

                                     By         /s/ Dan L. Hockenbrough*
                                                Dan L. Hockenbrough
                                                President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Dan L. Hockenbrough*
Dan L. Hockenbrough           Trustee, Chief Executive          October 13, 1998
                              and Financial Officer

/s/ John H. Massey*
John H. Massey                Trustee                           October 13, 1998


/s/ David M. Reichert*
David M. Reichert             Trustee                           October 13, 1998

*    Pursuant  to  authority   granted  in  a  Power  of  Attorney   filed  with
     Pre-Effective Amendment No. 2

By:  /s/ Audrey C. Talley
     Audrey C. Talley
     Attorney-in-Fact

                                  Exhibit Index


Item 23           Exhibit

(B5)      Investment Advisory Contract re: Brazos Growth Portfolio

(B6)      Underwriting Contract and Selected Dealer Agreement

(B8)      Custodian Agreement

(B9.1)    Administration Agreement

(B9.2)    Transfer Agency Agreement

(B9.3)    Accounting Services Agreement

(B9.4)    Fulfillment Agreement

(B10)     Opinion and Consent of Counsel

(B11)     Consent of Independent Accountant

(27.1)    Financial Data Schedule for BRAZOS Real Estate Securities Portfolio

(27.2)    Financial Data Schedule for BRAZOS Small Cap Growth Portfolio